UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 7, 2002

VIVUS, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER: 0–23490

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	94–3136179 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1172 CASTRO STREET MOUNTAIN VIEW, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES	94040 (ZIP CODE)

(650) 934–5200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events.

     On November 6, 2002, the Company issued a press release revising its loss for the third quarter ended September  30, 2002 by an additional $321,000. This press release is filed as an Exhibit hereto and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2002

VIVUS, INC.

/s/ RICHARD WALLISER Richard Walliser Vice President and Chief Financial Officer
/s/ LELAND F. WILSON Leland F. Wilson President and Chief Executive Officer

VIVUS, INC.
INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued by the Company.